================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (DATE OF EARLIEST EVENT REPORTED) December 12, 2003





                              EVERGREEN SOLAR, INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                    DELAWARE
                 ----------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        000-31687                                           04-3242254
----------------------------                   ---------------------------------
(COMMISSION FILE NUMBER NO.)                   (IRS EMPLOYER IDENTIFICATION NO.)



                              259 CEDAR HILL STREET
                               MARLBORO, MA 01752
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)




               Registrant's telephone number, including area code:

                                 (508) 357-2221



                       ----------------------------------




                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



================================================================================

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On December 12, 2003, Evergreen Solar, Inc. issued a press release announcing the appointment of Richard M. Feldt as Chief Executive Officer, President and a member of the Board of Directors, effective December 12, 2003. A copy of the press release is attached hereto as Exhibit 99.1.







ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

         The following exhibit is filed with this report on Form 8-K:



         Exhibit                       Description
         -------                       -----------
          99.1            Press release of Evergreen Solar, Inc. dated
                          December 12, 2003

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                EVERGREEN SOLAR, INC.
                                                (Registrant)


Dated: December 12, 2003                        By: /s/ Richard G. Chleboski
                                                    -------------------------
                                                    Richard G. Chleboski
                                                    Chief Financial Officer,
                                                    Vice President, Treasurer
                                                    and Secretary

                                  EXHIBIT INDEX
                                  -------------






Exhibit No.      Description
-----------      -----------

  99.1           Press release of Evergreen Solar, Inc. dated December 12, 2003.